UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item 1. Reports to Shareholders.

Brookfield Investment Management 2013 ANNUAL REPORT Brookfield Global Listed Infrastructure Income Fund Inc. ANNUAL REPORT Brookfield Global Listed Infrastructure Income Fund Inc.

IN PROFILE Brookfield Asset Management Inc. is a global alternative asset manager with over $187 billion in assets under management as of December 31, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments. Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of December 31, 2013.

Letter to Stockholders 1 Management Discussion of Fund Performance 2 Portfolio Characteristics . 7 Schedule of Investments. . 8 Statement of Assets and Liabilities11 Statement of Operations.12 Statements of Changes in Net 13 Statement of Cash Flows.14 Financial Highlights. 15 Notes to Financial 16 Report of Independent Registered Public Accounting 25 Tax Information 26 Compliance Certification 27 Information Concerning Directors and Officers 28 Dividend Reinvestment Plan 31 Joint Notice of Privacy 32 This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED © Copyright 2013. Brookfield Investment Management Inc. TABLE OF CONTENTS

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Dear Stockholders, I am pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the _Fund_) for the year ended December 31, 2013. Overall capital market performance was mixed during the year, as the positive catalyst of an improving economic environment was offset by concerns over rising interest rates. Accordingly, equity markets generally produced attractive results while fixed income markets were more challenged. The U.S. economy gained further strength over the course of the year, driven largely by an improving labor market, an expansion in household net worth and continued recovery of both the residential and commercial property markets. This positive momentum led the U.S. Federal Reserve to begin tapering its asset purchase program in a move that had been widely discussed and debated in the marketplace for months. Importantly, the Federal Reserve also reiterated its commitment to maintaining a low interest rate environment for the foreseeable future and to providing sufficient support as needed. As a result, market volatility following the announcement was minimal and we believe implementation will serve to reduce uncertainty moving forward. We also note that despite the recent increase in interest rates, yields remain near historic lows and supportive of economic growth. Within this environment, demand for income-producing asset classes was shaped by broader capital market volatility, as sentiment turned more cautious following the back-up in interest rates. However, fundamentals of these asset classes generally continued to improve, reflecting the ongoing recovery of many developed markets. In particular, infrastructure assets generally experienced improving demand profiles, benefiting the companies in which we invest. Not surprisingly, companies operating in higher growth sectors within improving economies tended to generate the most attractive performance during the year. Additionally, the infrastructure asset class itself continued to expand, as the need for capital spending on development and refurbishment projects intensified across the globe. The public infrastructure securities market continues to play a vital role in meeting this need while providing an attractive means for investors to access this growth opportunity. Moving forward, we anticipate a period of normalizing interest rates and economic growth in the medium term. We expect accommodative monetary policy to continue in the U.S. and across many developed markets, providing further support for the global economic recovery. We maintain our positive outlook for infrastructure equities, as we believe these securities are well-positioned to benefit from an improving economy while offering attractive income and capital preservation to guard against future market volatility. Additionally, recent performance has resulted in compelling valuation levels for select opportunities, which may lead to meaningful return potential. Against this backdrop, we believe our fundamental, bottom-up approach to investing and active management style are well-suited to identify and capitalize on attractive investment opportunities. In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2013. We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support. Sincerely, Kim G. Redding President LETTER TO STOCKHOLDERS 2013 Annual Report 1

OBJECTIVE AND STRATEGY The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Investment Risks: All investment strategies and the investments made pursuant to such strategies involve the risk of loss, including the potential loss of the entire investment. The investment performance and the success of any investment strategy or particular investment can never be predicted or guaranteed, and the value of an investment will fluctuate due to market conditions and other factors. The Fund is a non-diversified, closed-end management investment company. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, and the Fund’s common shares may likewise trade at a discount to their net asset value. Investing in the Fund will be subject to risks incidental to the ownership and operation of infrastructure assets. Such risks include risks associated with general economic climates; fluctuations in interest rates and currency; availability and attractiveness of secured and unsecured financing; compliance with relevant government regulations; environmental liabilities; various uninsured or uninsurable unforeseen events; infrastructure development and construction and the ability of the relevant operating company to manage the relevant infrastructure business. These risks, either individually or in combination, may cause, among other things, a reduction in income, an increase in operating costs and an increase in costs associated with investments in infrastructure assets, which may materially affect the financial position and returns of specific investments generally. For additional information about the risks associated with investing in the Fund, investors should review the Fund’s Prospectus and Statement of Additional Information. MANAGEMENT DISCUSSION OF FUND PERFORMANCE For the year ended December 31, 2013, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) had a total return based on net asset value of 15.79% and a total return based on market price of 9.76%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $19.77 on December 31, 2013, the Fund’s shares had a distribution yield of 7.08%. The distribution yield is calculated as the annualized amount of the reporting period’s most recently declared dividend divided by the stated stock price. Individual contributors of performance included Exterran Partners, LP, Emerge Energy Services LP and Summit Midstream Partners LP. Exterran Partners, LP benefitted in 2013 from asset drop-downs from its parent company, which drove distribution growth. Emerge Energy Services LP is an Master Limited Partnership (MLP) that, among other lines of business, produces sand for use in hydraulic fracturing. We believe the company has benefitted from growing demand for this so-called “frac sand” as exploration and production companies have increased the amount of sand used per well. Lastly, recent acquisitions by Summit Midstream Partners LP in the Bakken, Marcellus and Utica shale formations have driven increased expectations and visibility for distribution growth. These securities are MLPs which had a strong year and outperformed the broader global infrastructure securities market. Detractors of performance included Alupar Investimento SA, Transmissora Alianca De Energia Eletrica S.A. and Spark Infrastructure Group. Alupar Investimento SA and Transmissora Alianca De Energia Eletrica S.A. are in the electricity transmission and distribution sectors. Brazilian electricity transmission and distribution stocks are widely viewed by investors as bond-like securities due to their consistent revenue streams. These companies generally underperformed the broader infrastructure securities asset class in 2013 as the Brazilian central bank raised its benchmark Selic target rate six times between April and November. Moreover, Brazilian stocks and currencies suffered in 2013 as investors moved capital to the U.S. Spark Infrastructure Group is also within the electricity transmission and distribution sector which was weak due to its low growth profile in an environment in which higher growth sectors have been tied to an economic recovery. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. 2 Brookfield Investment Management Inc.

INFRASTRUCTURE MARKET OVERVIEW AND OUTLOOK Infrastructure closes 2013 in positive territory Market sentiment throughout 2013 was driven by interest rates – first by euphoria over low rates and later by fear over their imminent rise. Governments across the globe helped drive yields on fixed income investments to all-time lows. Not least was the Japanese government’s unprecedented monthly debt purchase announcement equaling 7.5 trillion yen, or approximately US$76 billion. Following several months of yield focused equity investing spurred by all-time low fixed income yields, markets reversed course in May when U.S. Federal Reserve Chairman Ben Bernanke foreshadowed a reduction in government bond purchases. Thereafter, interest rates rose substantially with the yield on the 10-year U.S. Treasury Note increasing 118 basis points, from 1.86% on January 2 to 3.04% on December 31. Global equity market movements were generally positive, and the MSCI World Index rose 27.4%1 for the 12-month period ended December 31, 2013. U.S. markets outpaced global markets for the year, but ongoing political and monetary policy turmoil drove volatility in U.S. markets. International outliers included Japan, where optimism over the new Abe government’s policies led the market to outperform, and Europe, which rebounded in the year on signs of stabilization. Boosting markets into year-end was the Fed’s tapering announcement on December 18. The Committee’s decision to reduce purchases of agency mortgage-backed securities and longer-term Treasury securities by a total of US$10 billion per month was generally perceived as dovish. The announcement also included a provision that the targeted federal funds rate would remain “exceptionally low” until unemployment in the U.S. falls below 6.5%, further boosting sentiment. Global infrastructure securities as measured by the Dow Jones Brookfield Global Infrastructure Composite Index2 returned 18.8% in 2013. As was the case more broadly, Europe was a bright spot among infrastructure stocks as the region rebounded off its lows. European infrastructure securities returned a strong 22.5% in 2013, followed by the Americas and Asia Pacific, up 13.6% and 11.3% respectively. Higher growth sectors levered to an economic recovery were also strong, led by airports (+26.6%) and toll roads (+25.0%). Communications (+7.7%) and water (+9.4%) lagged. Water suffered from its low growth profile while communications companies may have been impacted by relatively higher leverage levels3. We believe the performance of the infrastructure asset class in 2013 creates investment opportunities for the year ahead. While a steep increase in interest rates would present a downside risk for infrastructure securities, we expect a modest rise in long-term interest rates at a moderate pace. A number of positive trends, particularly investor demand for infrastructure securities as well as rapid growth in the asset class, support our positive outlook for the space in 2014. Master Limited Partnerships remain strong in 2013 MLPs had a banner year, and the Alerian MLP Total Return Index4 returned 27.6% for the 12-month period ended December 31, 2013. MLPs are generally among the highest yielding infrastructure securities and offer strong earnings growth driven by new pipelines which will become operational in the coming years. Demand for MLPs did not slow in 2013. Indicatively, dedicated MLP funds have been highly successful. Five closed end and six open end funds totaling more than US$4.2 billion (including leverage)5 were raised this year, indicating ongoing retail investor demand for MLPs. We remain constructive on the MLP sector due to expectations that strong earnings growth will offset the impact of rising interest rates. Infrastructure securities asset class grows Estimates indicate a $25 trillion gap in government infrastructure spending over the next 25 years, creating a significant opportunity for investment by publicly traded infrastructure companies6. Listed infrastructure companies have taken action in 2013, and we have seen notable expansion of the infrastructure securities investment universe. Privatizations BROOKFIELD

Cash strapped governments have increasingly turned to private companies to recapitalize their balance sheets. In 2013, the first ever privatization of a U.S. airport occurred. Rights to operate the San Juan airport in Puerto Rico were sold to Grupo Aeroportuario del Sureste (ASUR), a Mexican airport company that operates the Cancun airport among others, together with partner Highstar Capital. In the first quarter of 2013, the consortium received the final approvals required by the Federal Aviation Administration (“FAA”) to operate the airport. The transaction may pave the way for others. In fact, under the Airport Privatization Pilot Program, the FAA has already agreed to permit up to 10 public airport sponsors to sell or lease an airport in the U.S. Emerging markets also offer significant privatization opportunities as many of these governments are capital constrained. We view Brazil especially positively in light of attractive valuations, even though the macro climate is characterized by inflation, low savings rates and low growth forecasts. President Dilma Rousseff’s administration has made significant attempts to stimulate economic growth by promoting private ownership of infrastructure assets. In 2012, President Rousseff unveiled an infrastructure privatization initiative to privatize 7,500 kilometers of toll roads requiring US$20 billion of capital investment and 10,000 kilometers of railroads requiring US$45 billion of investment. During 2013, the success of Brazilian infrastructure privatizations varied, but the two most recent airport auctions were a boon to the Rousseff administration. The most publicized sale was the Galeao Airport in Rio. The winning bid came from a Brazilian private construction group Odebrecht SA together with a unit of Changi Airport Group, which bid 19 billion reais for the asset. This significantly outpaced the required minimum bid of 4.8 billion reais. Odebrecht SA was also awarded another Brazilian auction, BR-163 highway, an 851 kilometer toll road. IPOs New investment opportunities also arose through a number of successful IPOs. For instance, Mexican infrastructure company Infraestructura Energetica Nova SAB de CV (IENOVA) completed an IPO in March priced at the top end of the range at 34.00 Mexican pesos per share, or approximately US$2.75. IENOVA is a subsidiary of portfolio holding Sempra Energy (SRE), a U.S. long-haul pipeline company, and owns and operates natural gas pipelines and distribution facilities in Mexico as well as the Costa Azul liquefied natural gas (or “LNG”) facility near Ensenada, Mexico. Separately, NRGY Yield (NYLD) listed in July and issued 22,511,250 common shares at US$22 per share in a well-received offering. NYLD was spun out of NRG Energy, Inc. and is a diversified infrastructure company with stable cash flows driven by long term contracts. Exploring new territory Beyond IPOs and privatizations, growth opportunities for infrastructure securities come in the form of new development and expansions. For instance, new mining operations in Canada’s oil sands continue to be announced, creating opportunities for pipeline companies to meet the growing transportation need. For example, Suncor Energy recently announced that its Fort Hills Project, located in Alberta’s Athabasca region, will be in production as early as late 2017. Enbridge Inc., an oil and gas pipeline company, was selected by Suncor and its partners to develop a new US$1.6 billion pipeline (Wood Buffalo Extension) to transport crude oil from the Fort Hills Project to Hardisty, Alberta, an important hub for oil sands production. Other companies in the infrastructure universe may benefit as additional mining operations are approved. Separately, new liquefied natural gas (“LNG”) exports are being approved by the U.S. Department of Energy (“DOE”), providing international growth avenues for listed companies in our investment universe. The DOE has taken a number of steps toward relaxing its policy regarding the export of LNG to international countries without Free Trade Agreements (“FTAs”) with the U.S. Last December, the DOE issued a report that was supportive of natural gas drilling, and therefore positive for the energy infrastructure sector. The study was intended to protect public interest by examining the impact on domestic natural gas pricing as additional LNG export facilities become operational. Current laws require natural gas companies to obtain a license when exporting natural gas to non-FTA countries. The report concluded that additional LNG export facilities in the U.S. for exports of up to 10 billion cubic feet (“bcf”) per day would likely have a minimal impact on natural gas pricing, and that benefits would likely outweigh any costs. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. 4 Brookfield Investment Management Inc.

Subsequent to this decision the DOE has approved five projects. We believe ongoing approvals mark an important shift for the global infrastructure securities asset class. North American energy infrastructure companies may benefit as their pipelines connect to these export facilities and are anticipated to see additional volumes as exports grow. Additionally, as the 10 bcf per day amount addressed in the DOE study draws nearer, there will be winners and losers. We believe that reaching 10 bcf per day may trigger an additional study, which would create approval delays and could effectively cap non-FTA exports in the medium term. We are monitoring the situation closely. OUTLOOK As we look ahead to the New Year, we do not plan to make dramatic changes to portfolio exposures. We continue to favor high growth sectors in the U.S., including pipelines and rail companies. Crude by rail shipments out of the Bakken shale region in the U.S. have grown dramatically, and we expect growth to continue into 2014. We also anticipate crude by rail growth out of Canada, where rail loading facilities are being constructed. Within Europe, we remain cautious on regulated businesses like UK water companies in light of regulatory uncertainty. We favor transportation infrastructure in Spain and Italy, where signs of improving traffic driven by GDP growth should benefit transportation operators in the region. We also expect continued opportunities to arise within emerging markets. In Brazil, we anticipate short term volatility until the October 2014 elections, but have identified ongoing value opportunities among high quality companies in the country. We continue to favor gas utilities in China, and December’s Third Plenum boosted optimism for economic reform in the region. Finally, energy reform in Mexico may necessitate infrastructure build-out, spurring new opportunities for U.S. energy infrastructure companies. We aim to capitalize on growth opportunities in the coming year. We believe infrastructure securities are generally well positioned to benefit from an improving macro economy while offering attractive income and capital preservation against ongoing market volatility into 2014. 1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 2 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including Master Limited Partnerships. 3 Sector and regional performance is measured by The Dow Jones Brookfield Infrastructure Indices, which aim to measure the stock performance of companies worldwide that are owners and operators of infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission & distribution, oil & gas storage & transportation, water or diversified (multiple sectors). 4 The Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated using a float-adjusted, capitalization-weighted methodology. 5 As of December 31, 2013. Source: Morningstar. 6 Source: Brookfield Investment Management estimate based on Organization for Economic Cooperation and Development data, August 2003. Forward-Looking Information This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. 2013 Annual Report 5

Disclosure All returns shown in USD. The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2013 and subject to change based on subsequent developments. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. 6 Brookfield Investment Management Inc.

PORTFOLIO STATISTICS Annualized dividend yield1 7.08% Percentage of leveraged assets 25.57% ASSET ALLOCATION BY GEOGRAPHY Percent of Net Assets United States 46.7% Italy 13.8% Canada 13.3% Australia 12.5% United Kingdom 11.6% France 11.2% Spain 10.1% Brazil 5.5% Switzerland 2.7% Mexico 0.7% Liabilities in Excess of Other Assets (28.1)% Total 100.0% ASSET ALLOCATION BY SECTOR Pipelines 32.8% Electricity Transmission & Distribution 18.9% Midstream 16.6% Electric Utilities & Generation 13.6% Toll Roads 12.6% Other 12.3% Communications 7.6% Airports 7.2% Rail 4.2% Water 1.2% Diversified 1.1% Liabilities in Excess of Other Assets (28.1)% Total 100.0% TOP TEN HOLDINGS Snam SpA 8.5% National Grid PLC 7.2% GDF Suez 6.8% Spark Infrastructure Group 5.7% Sydney Airport 4.5% American Tower Corp. 4.5% Exterran Partners LP 4.3% Union Pacific Corp. 4.2% The Williams Companies, Inc. 4.2% Ferrovial SA 3.9% 1 Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by December 31, 2013 stock price. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Portfolio Characteristics (Unaudited) December 31, 2013 2013 Annual Report 7

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Schedule of Investments
December 31, 2013

	Shares	Value (Note 2)
COMMON STOCKS – 126.9%		
AUSTRALIA – 11.3%		
Airports – 4.5%		
Sydney Airport [1]	3,066,800	$ 10,422,914
Diversified – 1.1%		
DUET Group	1,426,900	2,549,309
Electricity Transmission & Distribution – 5.7%		
Spark Infrastructure Group [1]	9,091,900	13,211,275
Total AUSTRALIA		26,183,498
BRAZIL – 5.5%		
Electric Utilities & Generation – 0.8%		
Tractebel Energia SA	117,400	1,789,315
Electricity Transmission & Distribution – 2.3%		
Alupar Investimento SA [2]	770,800	5,309,102
Toll Roads – 2.4%		
CCR SA	737,800	5,572,218
Total BRAZIL		12,670,635
CANADA – 13.3%		
Midstream – 5.9%		
Gibson Energy, Inc.	99,900	2,576,851
Gibson Energy, Inc. [3]	202,600	5,225,926
Keyera Corp. [1]	98,300	5,916,045
Total Midstream		13,718,822
Pipelines – 7.4%		
Enbridge, Inc.	135,000	5,896,800
Pembina Pipeline Corp. [1]	177,300	6,245,767
TransCanada Corp. [1]	108,150	4,938,129
Total Pipelines		17,080,696
Total CANADA		30,799,518
FRANCE – 11.2%		
Communications – 3.1%		
Eutelsat Communications SA	230,800	7,201,538
Electric Utilities & Generation – 6.8%		
GDF Suez [1]	664,100	15,619,311
Toll Roads – 1.3%		
Vinci SA	45,900	3,017,077
Total FRANCE		25,837,926
ITALY – 13.8%		
Electric Utilities & Generation – 2.8%		
ACEA SpA	570,900	6,479,376
Pipelines – 8.5%		
Snam SpA [1]	3,489,000	19,501,350

See Notes to Financial Statements.

8 **Brookfield** Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Schedule of Investments (continued)
December 31, 2013

	Shares	Value (Note 2)
COMMON STOCKS (continued)		
Toll Roads – 2.5%		
Atlantia SpA	260,200	$ 5,828,463
Total ITALY		31,809,189
MEXICO – 0.7%		
Pipelines – 0.7%		
Infraestructura Energetica Nova SAB de CV	380,300	1,519,569
Total MEXICO		1,519,569
SPAIN – 10.1%		
Electricity Transmission & Distribution – 3.7%		
Red Electrica Corp. SA	128,600	8,585,327
Toll Roads – 6.4%		
Abertis Infraestructuras SA [1]	258,289	5,745,111
Ferrovial SA [1]	465,600	9,019,550
Total Toll Roads		14,764,661
Total SPAIN		23,349,988
SWITZERLAND – 2.7%		
Airports – 2.7%		
Flughafen Zuerich AG	10,700	6,256,553
Total SWITZERLAND		6,256,553
UNITED KINGDOM – 11.6%		
Electric Utilities & Generation – 3.2%		
Infinis Energy PLC [2]	1,900,000	7,346,658
Electricity Transmission & Distribution – 7.2%		
National Grid PLC [1]	254,800	16,643,536
Water – 1.2%		
United Utilities Group PLC [1]	265,150	2,952,075
Total UNITED KINGDOM		26,942,269
UNITED STATES – 46.7%		
Communications – 4.5%		
American Tower Corp. [1]	128,900	10,288,798
Midstream – 10.7%		
Crestwood Equity Partners LP [1]	273,000	3,775,590
EQT Midstream Partners LP	86,500	5,085,335
Kinder Morgan Management LLC [1,2]	1	38
Marlin Midstream Partners, LP	100,000	1,680,000
PAA Natural Gas Storage LP [1]	174,300	4,008,900
QEP Midstream Partners LP	25,700	596,754
The Williams Companies, Inc.	249,900	9,638,643
Total Midstream		24,785,260
Other – 12.3%		
CorEnergy Infrastructure Trust [1]	412,900	2,939,848
Emerge Energy Services LP [1]	144,200	6,392,386
EV Energy Partners LP [1]	79,600	2,700,828

See Notes to Financial Statements.

2013 Annual Report 9

Shares Value (Note 2) COMMON STOCKS (continued) Exterran Partners LP 332,300 $ 10,045,429 Teekay Corp. 1 . 133,592 6,413,752 Total Other .. 28,492,243 Pipelines – 15.0% Enbridge Energy Management LLC 1,2 234,739 6,732,300 Energy Transfer Equity LP 49,500 4,046,130 Energy Transfer Partners LP 1 . 138,500 7,929,125 MPLX LP . 96,600 4,302,564 Sempra Energy 1 . 63,900 5,735,664 Spectra Energy Corp. 1 166,000 5,912,920 Total Pipelines 34,658,703 Rail – 4.2% Union Pacific Corp. 1 58,100 9,760,800 Total UNITED STATES . 107,985,804 Total COMMON STOCKS (Cost $252,436,385) 293,354,949 Interest Rate Maturity Principal Amount (000s) Value (Note 2) CORPORATE BONDS – 1.2% AUSTRALIA – 1.2% Pipelines – 1.2% APT Pipelines, Ltd. 4 8.01% 09/30/72 AUD 2,919 2,752,606 Total CORPORATE BONDS (Cost $3,063,346) 2,752,606 Total Investments – 128.1% (Cost $255,499,731) . 296,107,555 Liabilities in Excess of Other Assets – (28.1)% . (64,919,607) TOTAL NET ASSETS – 100.0% $231,187,948 AUD — Australian Dollar The following notes should be read in conjunction with the accompanying Schedule of Investments. 1 — All or a portion of this security is pledged as collateral for credit facility. 2 — Non-income producing security. 3 — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the total value of all such investments was $5,225,926 or 2.3% of net assets. 4 — Variable rate security – Interest rate shown is the rate in effect as of December 31, 2013. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Schedule of Investments (continued) December 31, 2013 See Notes to Financial Statements. 10 Brookfield Investment Management Inc.

Assets: Investments in securities, at value (Note 2). $296,107,555 Cash 15,355,521 Interest and dividends receivable 1,421,412 Prepaid expenses 17,380 Total assets. . 312,901,868 Liabilities: Payable for credit facility (Note 6) 80,000,000 Payable for credit facility interest . 4,596 Payable for investments purchased. 1,064,821 Accrued expenses due to rights offering . 204,626 Investment advisory fee payable . 254,320 Administration fee payable . 38,148 Directors’ fee payable . 3,750 Accrued expenses 143,659 Total liabilities 81,713,920 Net Assets . $231,187,948 Composition of Net Assets: Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) . $ 10,345 Additional paid-in capital . 193,211,381 Distributions in excess of net investment income (2,653,331) Accumulated net realized gain on investments, written option contracts, and foreign currency and foreign currency translation . 3,029 Net unrealized appreciation on investments and foreign currency translation 40,616,524 Net assets applicable to capital stock outstanding . $231,187,948 Total investments at cost . $255,499,731 Shares Outstanding and Net Asset Value Per Share: Shares outstanding . 10,345,240 Net asset value per share $ 22.35 BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Statement of Assets and Liabilities December 31, 2013 See Notes to Financial Statements. 2013 Annual Report 11

Investment Income: Dividends. . $10,271,994 Interest. . 202,664 Foreign withholding tax . (901,030) Total investment income . 9,573,628 Expenses: Investment advisory fees (Note 3) . 2,453,284 Administration fees (Note 3) . 367,993 Audit and tax services 65,464 Custodian fees. . 58,912 Fund accounting servicing fees. 56,890 Reports to stockholders. 55,903 Legal fees . 51,221 Directors’ fees 43,333 Registration fees 25,000 Insurance. . 22,713 Transfer agent fees 18,872 Miscellaneous 15,799 Total expenses before interest expense . 3,235,384 Interest expense on credit facility (Note 6) 605,331 Total expenses 3,840,715 Net investment income . 5,732,913 Realized and Unrealized Gain (Loss): Net realized gain (loss) from: Investments 13,691,153 Written option contracts . 94,972 Foreign currency and foreign currency transactions . (213,939) Net realized gain on investments, written option contracts, foreign currency and foreign currency transactions. 13,572,186 Net change in unrealized appreciation on: Investments 20,042,928 Foreign currency translation. . 12,314 Net change in unrealized appreciation on investments and foreign currency translation. . 20,055,242 Total realized and unrealized gain . 33,627,428 Net increase in net assets resulting from operations. $39,360,341 BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Statement of Operations For the Year Ended December 31, 2013 See Notes to Financial Statements. 12 Brookfield Investment Management Inc.

For the Year Ended December 31, 2013 For the Year Ended December 31, 2012 Increase in Net Assets Resulting from Operations: Net investment income . $ 5,732,913 $ 5,026,680 Net realized gain on investments, written option contracts, foreign currency and foreign currency transactions 13,572,186 8,994,917 Net change in unrealized appreciation on investments, written option contracts, foreign currency and foreign currency translation. 20,055,242 6,655,206 Net increase in net assets resulting from operations 39,360,341 20,676,803 Distributions to Stockholders: Net investment income . (11,499,254) (3,750,331) Net realized gains. (9,841,427) (6,915,708) Return of capital. . — (194,399) Total distributions . (21,340,681) (10,860,438) Capital Stock Transactions: Proceeds from rights offering, net of offering costs . 47,286,900 — Net increase in net assets from capital stock transactions. . 47,286,900 — Total increase in net assets . 65,306,560 9,816,365 Net Assets: Beginning of year . 165,881,388 156,065,023 End of year. . $231,187,948 $165,881,388 Distributions in excess of net investment income . $ (2,653,331) $ (874,031) Share Transactions Shares issued or sold as a result of rights offering . 2,590,000 — BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Statements of Changes in Net Assets See Notes to Financial Statements. 2013 Annual Report 13

Increase (Decrease) in Cash: Cash flows used for operating activities: Net increase in net assets resulting from operations . $ 39,360,341 Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities: Purchases of portfolio investments. (189,790,878) Proceeds from disposition of portfolio investments. 133,202,136 Return of capital distributions from portfolio investments 3,569,570 Premiums received on written option contracts. . 281,484 Increase in interest and dividends receivable . (425,197) Decrease in prepaid expenses 9,303 Decrease in payable for credit facility interest. (2,263) Increase in payable for investments purchased . 1,064,821 Increase in accrued expenses due to rights offering. . 204,626 Increase in investment advisory fee payable. . 70,047 Increase in administration fee payable 10,507 Increase in directors’ fee payable 833 Increase in accrued expenses 15,198 Net accretion on investments . 2,999 Net change in unrealized appreciation on investments. . (20,042,928) Net realized gain on investments and written option contracts (13,786,125) Net cash used for operating activities. (46,255,526) Cash flows provided by financing activities: Net cash provided by credit facility . 27,000,000 Net cash provided by rights offering. .. 47,286,900 Distributions paid to stockholders. . (21,340,681) Net cash provided by financing activities 52,946,219 Net increase in cash . 6,690,693 Cash at the beginning of year 8,664,828 Cash at the end of year. $ 15,355,521 Supplemental Disclosure of Cash Flow Information: Interest payments for the year ended December 31, 2013 totaled $607,594. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Statement of Cash Flows For the Year Ended December 31, 2013 See Notes to Financial Statements. 14 Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	Period From August 26, 2011[1] Through December 31, 2011
Per Share Operating Performance:			
Net asset value, beginning of period	$ 21.39	$ 20.12	$ 19.10[3]
Net investment income[2]	0.69	0.65	0.18
Net realized and unrealized gain on investment transactions	3.71	2.02	1.19
Net increase in net asset value resulting from operations	4.40	2.67	1.37
Distributions from net investment income	(1.40)	(0.48)	(0.09)
Distributions from net realized gains	(0.95)	(0.89)	—
Return of capital distributions	—	(0.03)	(0.26)
Total distributions paid	(2.35)	(1.40)	(0.35)
Change due to rights offering[6]	(1.09)	—	—
Net asset value, end of period	$ 22.35	$ 21.39	$ 20.12
Market price, end of period	$ 19.77	$ 20.15	$ 17.61
Total Investment Return[†]	9.76%	23.06%	(10.16)%[5]
Ratios to Average Net Assets/Supplementary Data:			
Net assets, end of period (000s)	$231,188	$165,881	$156,065
Operating expenses excluding interest expense	1.69%	1.83%	2.14%[4]
Interest expense	0.32%	0.42%	0.47%[4]
Total expenses	2.01%	2.25%	2.61%[4]
Net investment income	3.00%	3.12%	2.81%[4]
Portfolio turnover rate	57%	76%	30%[5]
Loans Outstanding, end of period (000s)	$ 80,000	$ 53,000	$ 53,000
Asset Coverage per $1,000 unit of senior indebtedness[7]	$ 3,890	$ 4,130	$ 3,945

† Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

1 Commencement of operations.

2 Per share amounts presented are based on average shares outstanding throughout the period indicated.

3 Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.

4 Annualized.

5 Not Annualized.

6 Effective as of the close of business on September 19, 2013, the Fund issued transferrable rights to its stockholders to subscribe for up to 2,590,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 80% of the Net Asset Value ("NAV") of the Fund's common shares at the close of trading on the New York Stock Exchange ("NYSE") on the expiration date, the subscription price was 80% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $19.29 which was less than the October 18, 2013 NAV of $24.11 thus creating a dilutive effect on the NAV.

7 Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.

2013 Annual Report 15

1. Organization Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was organized under the laws of the State of Maryland as a Maryland corporation on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, which will invest primarily in publicly traded infrastructure companies. Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Fund. The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The investment objective of the Fund is not fundamental and may be changed without stockholder approval, upon not less than 60 days prior written notice to stockholders. No assurance can be given that the Fund’s investment objective will be achieved. 2. Significant Accounting Policies The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value. Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies. When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements December 31, 2013 16 Brookfield Investment Management Inc.

Fair valuation procedures may be used to value a portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate. The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. As of December 31, 2013, there were no securities that were fair valued by the Adviser’s Valuation Committee. The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. • Level 1—quoted prices in active markets for identical assets or liabilities • Level 2—quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.) BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 2013 Annual Report 17

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities) The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement. To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013: Valuation Inputs Level 1 Level 2 Level 3 Total Common Stocks: Australia $ — $ 26,183,498 $ — $ 26,183,498 Brazil. 5,309,102 7,361,533 — 12,670,635 Canada. 30,799,518 — — 30,799,518 France. . — 25,837,926 — 25,837,926 Italy. . — 31,809,189 — 31,809,189 Mexico . 1,519,569 — — 1,519,569 Spain — 23,349,988 — 23,349,988 Switzerland. . — 6,256,553 — 6,256,553 United Kingdom 23,990,194 2,952,075 — 26,942,269 United States 107,985,804 — — 107,985,804 Total Common Stocks . 169,604,187 123,750,762 — 293,354,949 Corporate Bonds: Australia — 2,752,606 — 2,752,606 Total . $ 169,604,187 $ 126,503,368 $ — $ 296,107,555 For further information regarding security characteristics, see the Schedule of Investments. The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2013, this financial instrument is categorized as a Level 2 within the disclosure hierarchy. Level 2 securities are fair valued as a result of foreign market movements following the close of trading. During the year ended December 31, 2013 there was a transfer from Level 1 to Level 2 of $1,789,315. The basis for BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 18 Brookfield Investment Management Inc.

recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2013, the Fund did not invest in any Level 3 securities. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2013, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued. The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2013, open taxable years consisted of the taxable period August 26, 2011 (commencement of operations) to December 31, 2011 and the taxable years ended December 31, 2012 through December 31, 2013. No examination of the Fund’s tax returns is currently in progress. Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets. Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 2013 Annual Report 19

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected. Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments. 3. Investment Advisory Agreement and Transactions with Related Parties The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board of Directors and stockholders of the Fund. The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser. 4. Purchases and Sales of Investments For the year ended December 31, 2013, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities were $189,790,878 and $133,202,136, respectively. 5. Option Contracts The Fund may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or traded in the over-the-counter market to hedge the value of the Fund’s portfolio or as a means of achieving additional return. A call option is a contract that gives the holder of the option the right to buy from the writer of the option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller of the put option the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 20 Brookfield Investment Management Inc.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is “uncovered” if the underlying security covered by the call is not held by the Fund. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. If the Fund has written an option, it may close out its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge. The premium amount and the number of written option contracts during the year ended December 31, 2013 were as follows: Number of Contracts Premium Amount Outstanding at December 31, 2012 $ — $ — Options written 4,500 281,484 Options expired (2,556) (94,972) Options exercised (1,944) (186,512) Outstanding at December 31, 2013 $ — $ — As of December 31, 2013, there were no options outstanding. The average notional value of written options during the year ended December 31, 2013 was $2,993,580. 6. Borrowings Credit facility: The Fund established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the year ended December 31, 2013, the average interest rate paid on the line of BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 2013 Annual Report 21 credit was 0.94% of the average total line of credit amount available to the Fund. Effective November 25, 2013, the Fund increased its total line of credit amount from $63 million to $90 million. Total line of credit amount available . $90,000,000 Line of credit outstanding at December 31, 2013. 80,000,000 Line of credit amount unused at December 31, 2013 . 10,000,000 Average balance outstanding during the year. . 54,553,425 Interest expense incurred on line of credit during the year. . 605,331 7. Capital Stock The Fund’s authorized stock consists of 1,000,000,000 shares of stock, par value $0.001 per share. The Fund’s Board of Directors is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board of Directors, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Fund issued to its stockholders of record as of the close of business on September 19, 2013, transferrable rights to subscribe for up to an aggregate of 2,590,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $19.29. Total projected offering costs are $700,000 of which $495,374 has been paid as of December 31, 2013. Additionally, $1,869,620 of brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $47,286,900. 8. Federal Income Tax Information Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The tax character of the distributions paid for the year ended December 31, 2013 was as follows: Ordinary income (including short-term capital gains) $13,719,342 Long-term capital gains . 7,621,339 Total distributions. . $21,340,681 The tax character of the distributions paid for the year ended December 31, 2012 was as follows: Ordinary income (including short-term capital gains) $10,440,212 Long-term capital gains . 225,827 Return of capital 194,399 Total distributions. . $10,860,438 BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 22 Brookfield Investment Management Inc.

At December 31, 2013, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows: Undistributed Long-term capital gains. . $ 158,004 Other accumulated losses. (2,193,586) Tax basis unrealized appreciation . 39,993,104 Total tax basis accumulated gains $37,957,522 As of December 31, 2013, the Fund had no capital loss carryforwards. Federal Income Tax Basis: The Federal income tax basis of the Fund’s investments, not including foreign currency translations and forward foreign currency contracts at December 31, 2013 was as follows: Cost of Investments Gross Unrealized Appreciation Gross Unrealized Depreciation Net Unrealized Appreciation $256,114,451 $45,450,863 $(5,457,759) $39,993,104 Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share. At December 31, 2013, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. Additional Paid-In Capital Distributions in Excess of Net Investment Income Accumulated Net Realized Gain $14,511 $3,987,041 $(4,001,552) 9. Indemnification Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely. 10. New Accounting Pronouncements In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) –Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 2013 Annual Report 23

11. Subsequent Events GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Dividends: The Fund’s Board of Directors declared the following monthly dividends: Dividend Per Share Record Date Payable Date $0.1167 January 16, 2014 January 30, 2014 $0.1167 February 20, 2014 February 27, 2014 Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Notes to Financial Statements (continued) December 31, 2013 24 Brookfield Investment Management Inc.

To the Stockholders and Board of Directors of Brookfield Global Listed Infrastructure Income Fund Inc. We have audited the accompanying statement of assets and liabilities of Brookfield Global Listed Infrastructure Income Fund Inc. (the _Fund_), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Global Listed Infrastructure Income Fund Inc. as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. DELOITTE & TOUCHE LLP Philadelphia, Pennsylvania February 27, 2014 BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Report of Independent Registered Public Accounting Firm December 31, 2013 2013 Annual Report 25

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s year end (December 31, 2013) as to the federal tax status of distributions received by stockholders during such year. Accordingly, we are advising you that none of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights. For the year ended December 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 67.45%. For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2013 was 3.10%. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 60.05%. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Tax Information (Unaudited) December 31, 2013 26 Brookfield Investment Management Inc.

On May 23, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Compliance Certification (Unaudited) December 31, 2013 2013 Annual Report 27

The following tables provide information concerning the directors and officers of the Fund. Directors of the Fund Name, Address and Year of Birth Position(s) Held with Funds and Term of Office and Length of Time Served Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director Number of Portfolios in Fund Complex Overseen by Director Independent Director Class I Director to serve until 2015 Annual Meeting of Stockholders: Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1943 Director and Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2011 Chairman and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Chimerix Corporation (2013-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009- Present). 12 Interested Director Class I Director to serve until 2015 Annual Meeting of Stockholders: Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967 Director Since 2013 Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009). 12 Independent Director Class II Director to serve until 2016 Annual Meeting of Stockholders: Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949 Director, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Since 2011 Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company LLP before merger in 2009) (1980- 2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006- Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present). 11 BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) 28 Brookfield Investment Management Inc.

Directors of the Fund (continued) Name, Address and Year of Birth Position(s) Held with Funds and Term of Office and Length of Time Served Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director Number of Portfolios in Fund Complex Overseen by Director Independent Director Class II Director to serve until 2016 Annual Meeting of Stockholders: Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947 Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2013 Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present). 12 Independent Director Class III Director to serve until 2014 Annual Meeting of Stockholders: Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946 Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Since 2011 Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present). 12 Interested Director Class III Director to serve until 2014 Annual Meeting of Stockholders: Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1955 Director Since 2011 President of several investment companies advised by the Adviser (2010-Present); Chief Investment Strategist of Brookfield Asset Management Inc. (2013-Present); Co-Chief Investment Officer of the Adviser (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011- Present); Co-Chief Executive Officer and Chief Investment Officer of the Adviser (2009- 2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009). 11 BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued) 2013 Annual Report 29

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1955	President	Since 2011	President of several investment companies advised by the Adviser (2010-Present); Chief Investment Strategist of Brookfield Asset Management Inc. (2013-Present); Co-Chief Investment Officer of the Adviser (2010-Present); Director of Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors of Brookfield Investment Management (Canada) Inc. (2011- Present); Chief Executive Officer of the Adviser (2009-2013); Director of Brookfield Investment Funds (UCITS) plc (2011-Present); Director of Brookfield Investment Funds (QIF) PLC (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2007-2009).
Craig Noble, CFA* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1974	Vice President	Since 2011	Managing Director and Portfolio Manager of the Adviser (2008-Present); Vice President, Infrastructure Group of Brookfield Asset Management Inc. (2004-2008).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2007-2009).
Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Secretary	Since 2011	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Vice President of Brookfield Investment Funds (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer ("CCO")	Since 2011	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.

The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-855-777-8001.

30 **Brookfield** Investment Management Inc.

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator. No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows: (1) The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date. (2) The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund. You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases. Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax. If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Dividend Reinvestment Plan (Unaudited) 2013 Annual Report 31

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed. If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties. WHAT INFORMATION DO WE COLLECT? We collect the following Personal Information about you: • Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth. • Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information. • Information we may receive from our due diligence, such as your creditworthiness and your credit history. WHAT IS OUR PRIVACY POLICY? We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf; • Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you); • Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions); • Other organizations, with your consent or as directed by you; and • Other organizations, as permitted or required by law (e.g. for fraud protection) When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality. HOW DO WE PROTECT CLIENT INFORMATION? We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information. CONTACT INFORMATION For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001. BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. Joint Notice of Privacy Policy (Unaudited) 32 Brookfield Investment Management Inc.

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Investment Adviser and Administrator Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, New York 10281-1023 www.brookfieldim.com Please direct your inquiries to: Investor Relations Phone: 1-855-777-8001 E-mail: funds@brookfield.com Transfer Agent Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent: U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 1-800-282-0429 Fund Accounting Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Sub-Administrator U.S. Bancorp Fund Services, LLC 1201 South Alma School Road, Suite 3000 Mesa, Arizona 85210 Independent Registered Public Accounting Firm Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103 Legal Counsel Paul Hastings LLP 75 East 55th Street New York, New York 10022 Custodian U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212 The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov. CORPORATE INFORMATION

Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, New York 10281-1023 1-855-777-8001 www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Messrs. Rodman L. Drake, Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore. Messrs. Rodman L. Drake, Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For each fiscal years ended December 31, 2013 and December 31, 2012, Deloitte & Touche LLP billed the Registrant aggregate fees of $50,000 and $60,000, respectively. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each fiscal years ended December 31, 2013 and December 31, 2012, Deloitte & Touche LLP billed the Registrant aggregate fees of $6,000 and $6,000, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, the Audit-related fees were $0 and $3,963, respectively.

All Other Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, there were no Other Fees.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Messrs. Rodman L. Drake, Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.   Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.   Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2.   Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.   Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.   Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.   Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.   Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.   Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Craig Noble, CFA – Mr. Noble is a Portfolio Manager across the Adviser’s global listed infrastructure strategies. He leads the Adviser’s global listed infrastructure business and oversees the Fund’s portfolio construction and execution of buy/sell decisions. Mr. Noble joined the Adviser’s parent company, Brookfield Asset Management Inc., in 2004 and moved to the Adviser in 2008, bringing more than 12 years of experience in the infrastructure arena. Mr. Noble holds the Chartered Financial Analyst designation and has a Masters degree from York University’s Schulich School of Business and a Commerce degree from Mount Allison University. He has served as Portfolio Manager of the Fund since its inception.

Samuel Arnold, CFA – Mr. Arnold is Co-Portfolio Manager of the Fund. Mr. Arnold manages the North American infrastructure market and assists in growing the infrastructure opportunistic strategy for the Adviser. He has seven years of infrastructure investing experience, including as a sell side analyst at Credit Suisse in the U.S. pipeline sector, and as an analyst on a long/short energy infrastructure fund with Magnetar Capital. Mr. Arnold is trained as an engineer and began his career with ExxonMobil in the U.S., focusing on the design, construction, and operation of energy infrastructure assets. He holds the Chartered Financial Analyst designation and has an MBA from Tulane University. Messrs. Noble and Arnold are jointly responsible for the day-to-day management of the Fund’s portfolio.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Messrs. Noble and Arnold, respectively, and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2013	Total Assets in USD Millions as of January 31, 2013	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	4	$1,679	0	0
	Other Pooled Investment Vehicles	7	$1,143	1	$147
	Other Accounts	14	$1,371	0	0
Samuel Arnold, CFA	Registered Investment Company	2	$660	0	0
	Other Pooled Investment Vehicles	7	$1,143	1	$147
	Other Accounts	14	$1,371	0	0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2013.

Dollar Range of Securities Owned
Craig Noble, CFA	$ 10,001 - $50,000
Samuel Arnold, CFA	$ 10,001 - $50,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. In addition, in the event that a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial for certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the investment adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research provided to the funds or accounts, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the investment adviser manages. In addition, with respect to certain types of accounts, the investment adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the investment adviser may place separate, non-simultaneous transactions in the same security for the Registrant and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Registrant or the other accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser, the Sub-Adviser and the Registrant have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser, the Sub-Adviser and the individuals that each employs. For example, the Adviser and the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser and the Sub-Adviser. The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the Adviser and/or the Sub-Adviser. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. Both the Adviser and the Sub-Adviser seek to compensate portfolio managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of the Adviser, the Sub-Adviser and their parent companies.

While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the Adviser and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with the Adviser’s and the Sub-Adviser’s clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

•	A base salary;
•	An annual cash bonus;
•	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
•	If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

    None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)             The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)             As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)         None.

(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)     None.

(b)          A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date:  March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date:  March 7, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:  March 7, 2014